UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

Karat Packaging Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40336	83-2237832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Kimball Avenue, Chino, CA 91708

(Address of principal executive offices) (Zip Code)

(626) 965-8882

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

Employee RSU Acceleration

In February 2019 and May 2021, Karat Packaging Inc. (the "Company") granted restricted stock units ("RSUs") to its key employees, including Joanne Wang, the Company's Chief Operating Officer, pursuant to Restricted Stock Award Agreements under its Stock Incentive Plan. In addition, in September 2020, the Company granted Ann T. Sabahat, the Company's Chief Financial Officer, RSUs pursuant to its Stock Incentive Plan. As disclosed in the prospectus relating to the Company's initial public offering ("IPO"), these RSUs were scheduled to vest in three equal installments beginning on April 15, 2022, the date of the first anniversary of the closing of the IPO.

On September 20, 2021, the Compensation Committee of the Company’s Board of Directors approved the accelerated vesting of (i) the first tranche of the RSUs from April 15, 2022 to October 15, 2021, (ii) the second tranche of the RSUs from April 15, 2023 to October 15, 2022, (iii) the third tranche of the RSUs from April 15, 2024 to October 15, 2023 and (iv) all of Ms. Sabahat's RSUs from April 15, 2022 to September 20, 2021.

Acceleration of Stock Options

In February 2019, the Company issued Stock Options to purchase shares of its Common Stock ("Options") pursuant to Stock Option Agreements under its Stock Incentive Plan to each independent member of the Board of Directors. The Options have an exercise price of $10.00 and were scheduled to vest on April 15, 2022, the date of the first anniversary of the closing of the IPO.

On September 20, 2021, the Compensation Committee of the Company’s Board of Directors approved the accelerated vesting of the Options from April 15, 2022 to October 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2021	KARAT PACKAGING INC.

	By:	/s/ Ann T. Sabahat
Ann T. Sabahat
Chief Financial Officer